SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: August 25, 1997





                            PARADIGM TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                    0-26124                  770140882-5
----------------------------        ------------          ----------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)          Identification Number)




        694 Tasman Drive, Milpitas, CA                              95035
   ----------------------------------------                      ----------
   (Address of principal executive offices)                      (Zip Code)



                                 (408) 954-0500
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

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Item 5.  Other Events.
         ------------

         Paradigm Technology, Inc. (the "Company") announced in a press release that the Company's Common Stock has been transferred to the Nasdaq SmallCap Market effective on August 22, 1997. The press release is attached to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)     Financial statements of business acquired.

                 Not applicable.

         (b)     Pro forma financial information.

                 Not applicable.

         (c)     Exhibits.

                 99.1   Press Release

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: August 25, 1997

                                         PARADIGM TECHNOLOGY, INC.




                                         By       /s/ David G. Campbell
                                            ------------------------------------
                                                    David G. Campbell
                                                 Chief Financial Officer


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

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                             Description
-----------                             -----------

   99.1           Press Release

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